                                                                    EXHIBIT 10.3

                                LEASE AGREEMENT
                                ---------------


       LEASE dated as of the 10th day of March, 1995, between Thomas B. O'Brien, Trustee of Jelric Realty Trust u/d/t dated 9/18/68 and recorded with Middlesex South Registry District of the Land Court (hereinafter referred to as "Landlord"), and SeaChange Technology, Inc., Damonmill Square, 9 Pond Land, Concord, MA 01742 (hereinafter referred to as "Tenant").

1. PREMISES        (A) In consideration of the rents, agreements and conditions herein reserved and contained on the part of Tenant to be paid, performed and observed, Landlord hereby leases to Tenant, and Tenant hereby leases from Landlord, for the term herein set forth, certain premises at 12 Craig Road, Acton, Massachusetts 01720 formerly occupied by Infralan Technologies, Inc. containing approximately 4,800 square feet of floor area and having dimensions approximately as shown upon Exhibit B (herein referred to as the "the Demised Premises"), situated in the Williamsburg Industrial Park (herein referred to as "the Industrial Park").

                   The Demised Premises are situated upon a certain parcel of land known as Lot #13A. Said parcel of land is more particularly described upon Exhibit A attached hereto and made a part hereof and is herein referred to as "the Entire Parcel." The Demised Premises are situated within, and are a part of, a certain building shown upon Exhibit B (hereinafter referred to as "the Building") and said Demised Premises are shown outlined by a bold red line upon said Exhibit B. For purposes of this Lease, dimensions are measured from the outside of exterior walls and the center of interior walls. It is understood and agreed that Exhibit B is intended only to show the approximate size and location of the Demised Premises, the Building and the Entire Parcel and for no other purpose.

                   (B) The Demised Premises are demised with the benefit of, and subject to, the non-exclusive rights of Landlord, Tenant and other tenants of the Building and the Industrial Park, and all persons having business with any of them, to use, in common, the parking areas, traffic lanes and walkways upon the Entire Parcel, for the purposes of parking and access, on foot and by vehicles not exceeding the weight for which the same were constructed, and for no other purpose, except for any exclusive areas Landlord shall reserve for the parking of trucks specifically designated by Landlord. Landlord reserves the right, from time to time, to change the size and configuration of said parking areas, traffic lanes and walkways, and to temporarily close all or any part thereof to prevent a dedication thereof or to prevent the accrual of any rights of any person or the public therein.
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                                      -2-

2. TERM.           The term of this Lease shall be the period of two years,
               commencing on March 13, 1995 (herein referred to as "the Commencement Date"), and expiring March 12, 1997.

3. MINIMUM RENT    Tenant shall pay Landlord rent at the rate of $36,621.24 per year, in equal monthly installments of $3,051.77 which minimum rent shall be paid monthly, in advance, on the first day of each and every calendar month during the term of this Lease. Rent for any fraction of a month at the commencement or expiration of the term of this Lease shall be prorated. All payments of rent (minimum and additional) shall be made payable to landlord and shall be sent to Landlord to the address hereinafter provided for the giving of notice to Landlord or to such other person or address as Landlord shall from time to time designate by notice to Tenant.

4. REAL ESTATE
   TAXES           (A) Tenant shall pay, as additional rent, 1/7 of the real
               estate taxes upon the Building, land and improvement for each tax year during the term hereof in excess of $18,094.54 per year and a pro rata portion thereof for each tax year, in which the term hereof commences and terminates. Tenant shall pay the amount of such excess to Landlord, on account, in equal monthly installments of one-twelfth (1/12th) the amount thereof estimated by Landlord to be payable by Tenant on the basis of the immediately preceding tax year, payable monthly, in advance, on the first day of each and every calendar month during the term of this Lease and a pro rata portion thereof for any fraction of a month at the commencement or termination of the term. After the close of each tax year, Landlord shall submit to Tenant a computation of the amount actually payable by Tenant under this Section (A) for such year, and if the amount paid by Tenant for such year on account as aforesaid shall be less than the amount actually payable therefore as computed by Landlord, then Tenant shall pay the amount of the deficiency, if any, to Landlord within ten (10) days after receipt of such computation and if the amount paid by Tenant for such year as aforesaid shall exceed the amount actually payable therefore as computed by Landlord, then Tenant may recoup the amount of the excess by withholding such amount from the next succeeding monthly payments due from Tenant under this Section (A) until thereby repaid in full.

                   (B) Tenant shall pay all taxes allocable to its leasehold
               interest, to its signs and other property in or upon the Demised Premises, and to the rentals payable under this Lease. Tenant shall also pay all taxes allocable to any improvements made by Tenant to the Demised Premises. The expression "real estate taxes" shall include betterment assessments and all taxes and assessments levied, assessed or imposed as a substitute therefore, or in lieu of, the whole or any part of the real estate taxes upon the Entire Parcel.
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                                      -3-

5. ADVANCE RENT    (A) Landlord acknowledges that it has received from Tenant the sum of $3,051.77 as payment of the monthly installments of the minimum rent for the first full month of the term of this Lease.

                   (B) Landlord acknowledges that it has received from Tenant the sum of $3,051.77 as security for the payment of rents and the performance and observance of the agreements and conditions in this Lease contained on the part of Tenant to be performed and observed. In the event of any default or defaults in such payment, performance or observance, Landlord may, at its option and without prejudice to any other remedy which Landlord may have as a result thereof, apply said sum or any part thereof towards the curing of any such default or defaults and/or towards compensating Landlord for any loss or damage arising from any such default or defaults. Upon the yielding up of the Demised Premises at the expiration or other termination of the term of this lease, if Tenant shall not then be in default or otherwise liable to Landlord, said sum or the unapplied balance thereof shall be returned to Tenant. It is understood and agreed that Landlord shall always have the right to apply said sum, or any part thereof, as aforesaid in the event of any such default or defaults, without prejudice to any other remedy or remedies which Landlord may have, or Landlord may pursue any other such remedy or remedies in lieu of applying said sum or any part thereof. No interest shall be payable on said sum or any part thereof. If Landlord shall apply said sum or any part thereof as aforesaid, Tenant shall, upon demand, pay to Landlord the amount so applied by landlord, to restore the security to its original amount. Said sum shall not be mortgaged, assigned or encumbered by Tenant without the prior consent of Landlord. Whenever the holder of Landlord's interest in this Lease, whether it be the Landlord named in this Lease or any transferee of said Landlord, immediate or remote, shall transfer its interest in this Lease, said holder may pay to its transferee said sum or the unapplied balance thereof, and thereafter such holder shall be released from any and all liability to Tenant with respect to said sum or its application or return, it being understood and agreed that Tenant shall thereafter look only to such transferee with respect to said sum, its application and return.

6. PHYSICAL
   CONDITION       On or before the Commencement date, Landlord shall deliver possession of the Demised Premises to Tenant in whatever "as is" condition the Demised Premises may then be in, except as stated in Paragraph 33 of this Lease. Tenant acknowledges that the Demised Premises, Building and Entire Parcel, and all improvements thereon, have been inspected by Tenant, and are in condition acceptable to Tenant and suitable for the purposes and uses intended by Tenant and Landlord has made no representations or warranties whatsoever regarding the condition thereof.

7. UTILITIES       (A) Tenant shall pay all charges for heat, air conditioning, gas, sewer, electricity and other utilities used by the Demised Premises. Tenant shall pay 1/7 of the cost of all water consumed in the Building and the Entire Parcel.

                   (B) Tenant shall, from time to time, reimburse Landlord 1/7 of the cost of servicing, maintaining, testing, operating, repairing and replacing the sanitary septic sewerage system serving the Demised Premises and the Building, within ten (10) days after Landlord shall give Tenant notice of such cost thereof in each case.

8. REPAIRS         (A) Landlord shall during the term of this Lease make all
               necessary repairs or alterations to the property which Landlord is required to maintain, as hereinafter set forth. The property which Landlord is required to maintain is the foundation, roof, exterior walls, structural columns and structural beams of the Demised Premises and the landscaped and parking areas upon the Entire Parcel. Notwithstanding the foregoing, if any of said repairs or alterations shall be made necessary by reason of repairs, installations, alterations, additions or improvements made by Tenant or anyone claiming under Tenant, by reason of the fault or negligence of Tenant or anyone claiming under Tenant, by reason of a default in the performance or observance of any agreements, conditions or other provisions on the part of Tenant to be performed or observed hereunder, by reason or any vehicles damaging the Demised Premises or by reason of any special use to which the Demised Premises may be put, Tenant shall make all such repairs or alterations as may be necessary, except as otherwise required under Article 13(a). Landlord shall not be deemed to have committed a breach of any obligation to make repairs or alterations or perform any other act unless (1) Landlord shall have made such repairs or alterations or performed such other act negligently, or (2) Landlord shall have received notice from Tenant describing the particular repairs or alterations needed or the other act of which there has been failure of performance and shall have failed to make such repairs or alterations or performed such other act within a reasonable time after the receipt of such notice; and, in the event of a breach referred to in Clause (2) of this sentence, Landlord's liability shall be limited to the cost of making such repairs or alterations or performing such other act. As used in this Lease, the expressions "exterior walls" and "roof" do not include rooftop heating and/or air conditioning units serving the Demised Premises exclusively or glass, windows, doors, window sashes or frames, door frames or sign belt.
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                                      -5-


                   (B) Tenant shall during the term of this lease make all
               repairs and alterations to the property which Tenant is required to maintain, as hereinafter set forth, which may be necessary to maintain the same in good order, repair and condition, or which may be required by any laws, ordinances, regulations or requirements of any public authorities having jurisdiction subject only to the provisions of Articles 13 and 14; and Tenant shall upon the expiration of other termination of the term of this lease remove its property and that of all persons claiming under it and shall yield up peaceably to Landlord the Demised Premises and all property therein other than property of Tenant or persons claiming under Tenant, broom clean, and in good order, repair and condition, and subject only to the provisions of Articles 13 and 14, and shall then surrender all keys for the Demised Premises and shall inform Landlord of all combinations on locks and safes. The property which Tenant is required to maintain is the Demised Premises and every part thereof, including, without limitation, (I) the floor slab, XXXXXXXX , and
                                                                  --------
               all walls, floors and ceilings, (II) the heating, ventilating, air conditioning system and all utilities (water, gas, electricity and sewerage) conduits, fixtures, meters and equipment to the extent the same serve the Demised Premises (whether located inside or outside the Building), (III) all glass, windows, doors, window sashes and frames and door frames, and (IV) the roof drainage system. Tenant shall at all times keep in full force and effect a full (all labor and materials included) service and maintenance contract, approved by Landlord, for the heating, ventilating, air conditioning system of the Demised Premises. Landlord may, at its option, reserve the right to be the contractor providing the above services and maintenance contracts and charge the tenant for such cost at rates similar to those prevailing in the industry. Notwithstanding the foregoing, Tenant shall not be under any obligation to make repairs or alterations to the foundation, roof, exterior walls, structural columns or structural beams of the Building, except to the extent provided in Section (A) of this Article. Tenant specifically agrees to replace all glass damaged with glass of the same kind and quality. Tenant also shall pain varnish and otherwise redecorate the Demised Premises when required to keep the Demised Premises attractive in appearance. So-called patch-paint jobs by Tenant shall be unacceptable.

9. OUTDOOR
   AREAS           (A) Tenant shall, within ten (10) days after delivery to
               Tenant of invoices in each case, reimburse Landlord for 1/7 of the cost to Landlord of owning and maintaining the landscaped and parking areas of the Entire Parcel and the sidewalks, and traffic lanes thereof, including, without limitation, insuring, mowing, raking, fertilizing, pruning, trimming, barking, other various exterior clean up and repairs, replacement of light bulbs and photo cells, restriping of parking space, cleaning catch basins and drainpipes, testing groundwater and septic effluent, operating and maintaining lawn sprinklers, removing snow, ice and refuse from the parking areas, traffic lanes and sidewalks of the Entire Parcel and the roof of the Building, and, in addition thereto, a management fee for the foregoing equal to ten percent (10%) of the cost to Landlord of the foregoing. Tenant shall immediately remove all snow, ice and refuse from the sidewalks abutting the Demised Premises, and nothing herein shall require Landlord to do any hand-shovelling or hand-sweeping or to use a so-called snowblower.

                   (B) Tenant shall allow any exterior lights upon the Demised
               Premises to remain in operation as determined by the photo cells or timers attached thereto by Landlord.

                   (C) Tenant shall not make any use, nor permit its employees or contractors to make any use, of the outdoor areas of the Entire Parcel or of the streets and driveways abutting the Demised Premises which shall damage such streets or driveways, including, without limitation, the overloading thereof.

10.ALTERATIONS     (A) Tenant agrees that neither Tenant nor anyone claiming
               under Tenant shall make any installations, alterations, additions or improvements to or upon the Demised Premises, except only the installation of fixtures necessary for the conduct of its business, without the prior written consent of Landlord and except for non-structural alterations to the interior of the Building costing, in the aggregate, One Thousand Dollars ($1,000) or less. Notwithstanding any alteration to which Landlord may hereafter, in its sole discretion, consent, Tenant shall restore the Demised Premises to the same condition as the Demised Premises were in upon commencement of the term unless otherwise requested in writing by Landlord. Tenant shall not bring any additional electrical service into the Demised Premises unless it is brought in underground over a route first approved by Landlord and unless Tenant restores the surface of the ground and other disturbed areas to the reasonably same condition that existed prior to the installation thereof. All installations, alterations, additions and improvements made to or upon the Demised Premises, whether made by Landlord or Tenant or any other person(except only signs and movable trade fixtures installed in the Demised Premises prior to or during the term of this Lease at the sole cost of Tenant or any person claiming under Tenant) shall be deemed part of the Demised Premises and upon the expiration or other termination of the term of this Lease shall be at the Landlord's sole discretion either fully restored in accordance with the above provisions of this paragraph or surrendered with the Demised Premises as a part thereof without disturbance, molestation or injury. Movable trade fixtures shall include trade fixtures and other installations not affixed to the realty and trade
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                                      -7-

               fixtures and other installations affixed only by nails, bolts or screws with the prior permission of Landlord.

                   (B) Tenant shall procure all necessary permits before making any repairs, installations, alterations, additions, improvements or removals. Landlord shall cooperate with Tenant in obtaining such permits. Tenant agrees that all repairs, installations, alterations, additions, improvements and removals done by Tenant or anyone claiming under Tenant shall be done in a good and workmanlike manner, that the same shall be done in conformity with all laws, ordinances and regulations of all public authorities and all insurance inspection or rating bureaus having jurisdiction, that the structure of the Demised Premises shall not be endangered or impaired thereby, and that Tenant shall repair any and all damage caused by or resulting from any such repairs, installations, alterations, additions, improvements or removals, including, without limitation, the filling of holes. Tenant shall pay promptly when due all charges for labor and materials in connection with any work done by Tenant or anyone claiming under Tenant to or upon the Demised Premises so that the Demised Premises shall at all times be free of liens. Tenant shall save Landlord harmless from, and indemnify Landlord against, any and all claims for injury, loss or damage to persons or property caused by or resulting from the doing of any such repairs, installations, alterations, additions, improvements and removals.

                   If any mechanic's lien or other liens, charges or orders
               shall be filed against the whole or any part of the Demised Premises as the result of the acts or omissions of Tenant or anyone claiming under Tenant or any claim against Tenant, Tenant shall cause the same to be cancelled and discharged of record, or fully bonded by a bonding company satisfactory to Landlord, within ten (10) days after notice of filing thereof.

11.USE             Tenant agrees that during the term of this Lease, the Demised
               Premises shall be used and occupied only for office, light manufacturing and for parking incidental thereto, and for no other purposes, without the prior written consent of Landlord. Tenant agrees that during the term of this Lease and, notwithstanding anything in the immediately preceding sentence contained to the contrary: no use may be made of the Demised Premises which may reasonably be expected to attract parking, loading or unleading in excess of the facilities constructed therefore upon the Entire Parcel; neither tenant nor any person claiming under Tenant shall impede ingress or egress to, or use of, the loading areas of the Entire Parcel; no nuisance or waste shall be permitted in, upon or about the Demised Premises; no use or business shall be permitted or conducted in, upon or about the Demised Premises which shall be unlawful, improper, noisy or offensive, or contrary to any law, ordinance, regulation or requirement of any public authority or insurance inspection or rating bureau or similar organization having jurisdiction; the Demised Premises including, without limitation, any of the mechanical systems thereof, shall not be overloaded, damaged or defaced; Tenant shall not drill or make any holes in the stone or brickwork or any of the walls or ceilings of the Demised Premises; the utilities conduits in the Demised Premises shall not be overloaded or used for any purposes other than the purposes for which originally constructed; no foreign objects shall be deposited in the plumbing facilities of the Demised Premises; no ladders shall be placed against the flashing upon the perimeter of the Building; Tenant shall not permit the emission of any objectionable noise, smoke, fumes, dust or odor from the Demised Premises; Tenant shall procure all licenses and permits which may be required for any use made of the Demised Premises; all waste and refuse shall be stored in and removed from the Demised Premises in accordance with rules and regulations therefore as may be prescribed by Landlord; and no sign may be installed upon the Demised Premises which is visible from the exterior of the Building, without the consent of Landlord, except that one sign shall be erected upon the exterior of the Demised Premises which will be the type utilizing individual letters such as those used by O'Brien & Company in the same building having letters not to exceed one foot in height and if Tenant includes an insignia in such sign, such insignia shall be separate and not over two feet in height and width at the highest and widest points.

12.INDEMNITY AND
   INSURANCE       (A) During the term of this Lease, and at any other time
               while Tenant or any person claiming under Tenant shall be upon the Entire Parcel, Tenant shall, to the extent permitted by law, save Landlord harmless from, and defend and indemnify Landlord against any and all injury, loss or damage, and any and all claims for injury, loss or damage, of whatever nature (i) caused by or resulting from, or claimed to have been caused by or to have resulted from, any act, omission or negligence of Tenant or any person claiming under Tenant (including, without limitation, subtenants of Tenant and employees and contractors of Tenant and its subtenants) no matter where occurring, and (ii) occurring in, upon or about the Demised Premises or in connection with the use, occupancy or control thereof, no matter how caused. This indemnity and hold harmless agreement shall include indemnity against all costs, expenses and liabilities incurred in connection with any and such injury, loss or damage or any such claim, or any proceeding brought thereon or the defense thereof. If Tenant or any person claiming under Tenant or the whole or any part of the property of
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                                      -9-

               Tenant or any person claiming under Tenant shall be injured, lost or damaged by theft, fire, water, or steam or in any other way or manner, whether similar or dissimilar to the foregoing, then, to the extent permitted by law, no part of said injury, loss or damage shall be borne by Landlord, employees or its agents.

                   (B) Tenant shall maintain general comprehensive public
               liability insurance, with respect to the Demised Premises and its appurtenances, issued by an insurance company approved by Landlord, naming Landlord and Tenant and any designees of Landlord as insureds, in amounts of not less than One Million Dollars ($1,000,000) with respect to injuries to any one person and not less than Three Million Dollars ($3,000,000) with respect to injuries suffered in any one accident and not less than One Hundred Thousand Dollars ($100,000) with respect to property, or such greater amounts as shall be required by the holder of any mortgage upon the Demised Premises or premises of which the Demised Premises are a part. Tenant shall deliver to Landlord the policies of such insurance, or certificates thereof, at least fifteen (15) days prior to the commencement of the term of this Lease, and each renewal policy or certificate thereof in form acceptable to Landlord, at least fifteen (15) days prior to the expiration of the policy it renews. All such insurance policies shall provide that such policies shall not be cancelled or changed without at least fifteen (15) days notice to Landlord.

13.FIRE AND OTHER
   CASUALTY        (A)  If the Demised Premises shall be damages or destroyed by fire or other casualty, then Tenant shall give notice thereof to Landlord, and except as hereinafter otherwise provided, Landlord shall, within a reasonable time thereafter, repair or restore the Demised Premises to substantially the same condition the Demised Premises were in prior to such casualty. Notwithstanding the foregoing, Landlord shall not be obligated to spend for such repairs and restoration any amount in excess of such insurance proceeds, if any, as shall be paid to Landlord as the result of such damage or destruction, and subject to the prior rights thereof, if any, of any mortgagees. If the damage to the Demised Premises should be so extensive as to render the whole or any part thereof untenantable or unsuitable for use and occupancy by Tenant, a just proportion of the minimum rent, according to the nature and extent of the injury to the Demised Premises, shall be suspended or abated until the Demised Premises shall be repaired or restored as provided in the first sentence of this Section (A). It is agreed and understood that if during the term of this Lease either the Demised Premises or the Building shall be damaged or destroyed as aforesaid to the extent of twenty five percent
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                                     -10-

               (25%) or more of their insurable value, Landlord, at its election, may terminate the term of this Lease by a notice to Tenant within thirty (30) days after such damaged or destruction. It is also agreed and understood that if during the last six (6) months of the term of this Lease the Demised Premises shall be damaged or destroyed as aforesaid to the extent of twenty five percent (25%) or more of their insurable value, Tenant at its election, may terminate the term of this Lease by a notice to Landlord within thirty (30) days after such damage or destruction. In the event of any termination of the term of this Lease pursuant to the provisions of this Article, the termination shall be effective on the fifteenth (15th) day after the giving of the notice of termination. A just proportion of the minimum rent, according to the nature and extent of the injury to the Demised Premises, shall be suspended or abated until the time of termination, and minimum rent shall be apportioned as of the time of termination. If Landlord is required or elects to repair or restore the Demised Premises as hereinabove provided, then Tenant shall resume its business therein. If Landlord shall not substantially complete repair and restoration of the Demised Premises to the extent required under this Section (A) on or before the one hundred eightieth (180th) day following the occurrence of such casualty ("the Deadline"), then the term of this Lease shall terminate upon the Deadline unless prior to the Deadline Tenant shall give notice to Landlord that Tenant then elects to continue the term of this Lease thereafter, and if Tenant shall so elect then this sentence shall thereafter be void and of no further force or effect.

                   (B) Landlord shall maintain such fire and casualty insurance with respect to the Demised Premises as shall from time to time be required by the holder of a first mortgage upon the Entire Parcel. The cost to Landlord of any insurance which Landlord shall maintain with respect to the Demised Premises, the Building and/or the Entire Parcel, including, without limitation, fire, so-called extended coverage, rent insurance, agreed amount, inflation guard, all risk and/or difference-in-conditions coverage, and general comprehensive public liability insurance, is herein referred to as "Landlord's insurance cost."

                   If Landlord's insurance cost for any calendar year shall
               exceed $3,054.00 Tenant shall pay 1/7 of such excess to Landlord upon demand as additional rent. For the calendar year during which the term of this Lease shall commence and terminate, Tenant shall pay a pro rata portion of such excess. The determination of Landlord's insurance agent with respect to the amount of any such excess shall be conclusive and finally determinative for purposes hereof. Nothing in this Section (B) shall be deemed to limit in any way the obligations of Tenant contained in this Lease with respect to the maintaining of any type of insurance whatsoever.

                   (C) Tenant shall not do, or suffer to be done, or keep, or suffer to be kept, or omit to do, anything in, upon or about the Demised Premises, the Building and/or the Entire Parcel which may prevent the obtaining of any insurance on, or with respect to the Demised Premises, the Building and/or the Entire Parcel or on any property therein, including, without limitation, fire, extended coverage, public liability insurance and any other insurance referred to in Section (A) hereof, or which may make void or voidable any such insurance or which may create any extra premiums for, or increase the rate of, any such insurance. If anything shall be done or kept or omitted to be done in, upon or about the Demised Premises which shall create any increased or extra premiums for, or increase the rate of, any such insurance, then, in addition to all other rights and remedies which Landlord may have as a result thereof, Tenant shall pay the increased cost of the same to Landlord upon demand. In determining whether extra or increased premiums are the result of Tenant's use of the Demised Premises a Schedule, issued by the organization making the rates applicable to the Demised Premises, or a certificate of Landlord's insurance agent, showing the components of such rates, shall be conclusive evidence of the items and charges which comprise the rate of any such insurance and any increase therein and extra charge therefore.

14.EMINENT
   DOMAIN          (A) If after the execution of this Lease and prior to the
               expiration of the term of this Lease the whole of the Demised Premises shall be taken under the power of eminent domain, or acquired for any public or quasi-public use by deed in lieu thereof, then the term of this Lease shall cease as of the time when Landlord shall be divested of its title in the Demised Premises, and minimum rent shall be apportioned and adjusted as of the time of termination.

                   (B) If only a part of the Entire Parcel shall be taken under the power of eminent domain, or acquired for any public or quasi-public use by deed in lieu thereof, and if as a result thereof the paved area of the Entire Parcel shall be reduced by more than twenty percent (20%) or the ground floor area of the Building shall be reduced by more than ten percent (10%), and the part remaining shall not be reasonably adequate for the operation of the business conducted in the Demised Premises prior to the taking, either Landlord or Tenant may, at its election, terminate the term of this Lease by giving the other notice of the exercise of its election within twenty (20) days after it shall receive notice of such taking, and the termination shall be effective as of the time that possession of the part so taken shall be required for public or quasi-public use, and minimum rent shall be apportioned and adjusted as of the time of termination. If only a part of the Demised Premises shall be taken under the power of eminent domain or so acquired and if the term of this Lease shall not be terminated as aforesaid, then the term of this Lease shall continue in full force and effect and Landlord shall, within a reasonable time after possession is required for public use, repair and restore what may remain of the Entire Parcel and the Demised Premises subject to reduction in area as a result thereof and subject to then existing building and zoning codes, and a just proportion of the minimum rent, according to the nature and extent of the injury to the Demised Premises, shall be suspended or abated until what may remain of the Demised Premises shall be put into such condition by Landlord, and thereafter a proportion of the minimum rent shall be abated for the balance of the term of this Lease, said proportion to be computed on the basis of the relationship which the ground floor area of the Demised Premises rendered unusable bears to the ground floor area of the Demised Premises immediately prior thereto. Notwithstanding the foregoing, Landlord shall not be obligated to make any such repairs and restoration under this Article which shall cost Landlord any amount in excess of such damages as shall be paid to Landlord as the result of such taking or deed and not required to be paid by Landlord to the holders of any mortgages upon the Entire Parcel.

                   (C) Landlord reserves to itself, and Tenant assigns to
               Landlord, all rights to damages accruing on account of any taking under the power of eminent domain or by reason of any such act of any public or quasi-public authority for which damages are payable. Tenant agrees to execute such instruments of assignment as may be reasonably required by Landlord in any proceeding for the recovery of such damages if requested by Landlord, and to pay over to Landlord any damages that may be recovered in said proceeding. It is agreed and understood, however, that Landlord does not reserve to itself, and Tenant does not assign to Landlord, any damages payable for movable trade fixtures installed by Tenant or any person claiming under Tenant at the sole cost of Tenant or any person claiming under Tenant.

15.DEFAULTS        (A) All rent (minimum and additional) and other charges and amounts due and payable under this Lease from Tenant to Landlord shall be payable and paid without demand and without any deduction, defense, counterclaim or setoff whatsoever. If Landlord shall default under this Lease, Tenant's sole remedies shall be injunctive relief and/or damages, and Tenant shall not have the right to terminate this Lease or withhold any rent, charge or amount hereunder as a result thereof.

                   (B) (1) If Tenant shall default in the payment of any rent or other payments required of Tenant and such default shall continue for 5 days, or (2) if Tenant shall default in the performance or observance of any other agreement or condition on its part to be performed or observed and if Tenant shall fail to cure said default within 5 days after receipt of notice of said default from Landlord, or (3) if any person shall levy upon, or take, this leasehold interest or any part thereof, upon execution, attachment or other process of law, or (4) if Tenant shall make an assignment of its property for the benefit of creditors, or (5) if Tenant shall be declared bankrupt or insolvent according to law, or (6) if any bankruptcy, insolvency, reorganization or arrangement proceedings shall be commenced by Tenant, or (7) if any bankruptcy, insolvency, reorganization or arrangement proceedings shall be commenced against tenant, or if a receiver, trustee or assignee shall be appointed for the whole or any part of Tenant's property, and shall not be dismissed within thirty (30) days thereafter, or (8) if Tenant shall vacate or abandon the Demised Premises, then, in any of said events, Landlord lawfully and immediately or at any time thereafter, and without any further notice or demand, enter into and upon the Demised Premises or any part thereof in the name of the whole, by force or otherwise, and hold the Demised Premises as if this Lease had not been made, and expel Tenant and those claiming under it and remove its or their property (forcibly, if necessary) without being taken or deemed to be guilty of any manner of trespass (or Landlord may send written notice to Tenant of the termination of the term of this Lease), and upon entry as aforesaid (or in the event that Landlord shall send to Tenant notice of termination as above provided, on the fifth (5th) day next following the date of the sending of such notice), the term of this Lease shall terminate.

                   (C) In case of any such termination, Tenant will indemnify
               Landlord each month against all loss of rent and all obligations which Landlord may incur by reason of any such termination between the time of termination and the expiration of the term of this Lease as originally provided in Article 2; or at the election of Landlord, exercised at the time of the termination or at any time thereafter, Tenant will indemnify Landlord each month until the exercise of the election against all loss of rent and all obligations which Landlord may incur by reason of such termination during the period between the time of the termination and the exercise of the election, and upon the exercise of the election Tenant will pay to Landlord as damages such amount as at the time of the exercise of the election represents the amount by which the rental value of .the Demised Premises for the period from the exercise of the election until the expiration of the term as originally provided in Article 2 shall be less than the amount of rent and other payments provided herein to be paid by Tenant to Landlord during said period. It is understood and agreed that at the time of the termination or at any time thereafter, Landlord may rent the Demised Premises upon any terms and conditions as Landlord may in its sole discretion determine, and for a term which may expire after the expiration of the term of this Lease, without releasing Tenant from any liability whatsoever, that Tenant shall be liable for any expenses incurred by landlord in connection with obtaining possession of the Demised Premises, with removing from the Demised Premises property of Tenant and persons claiming under it (including, without limitation, warehouse charges), with putting the Demised Premises into good condition for reletting, and with any reletting, including, without limitation, expenses for protecting, redecorating, repairing, subdividing and altering the Demised Premises and for reasonable attorneys' fees and brokers fees, and that any monies collected from any reletting shall be applied first to the foregoing expenses and then to the payment of rent and all other payments then due or which may thereafter become due from Tenant to Landlord.

16.ASSIGNMENT      Tenant shall not assign, mortgage, pledge or otherwise
               encumber this Lease or any interest therein, or sublet the whole or any part of the Demised Premises, without obtaining on each occasion the written consent of Landlord. The foregoing prohibition against assignment and subletting shall be construed to prohibit an assignment or subletting by operation of law. The foregoing prohibition shall not prohibit the assignment of this Lease, or subletting of the Demised Premises, to a business organization affiliated with Tenant, but, notwithstanding such assignment, Tenant shall remain fully, primarily and unconditionally liable under this Lease and shall not thereby be released from the performance and observance of all the agreements and conditions on the part of Tenant to be performed or observed hereunder. No assignment under the immediately preceding sentence and no other assignment or other transfer of Tenant's interest in this Lease to which Landlord may hereafter consent shall be effective unless and until the assignee or transferee thereunder shall deliver to Landlord in recordable form a copy of the assignment or transfer thereto and the agreement of such assignee or transferee with Landlord to perform and observe all of the terms and conditions on the part of Tenant to be performed or observed under this Lease. A business organization shall be deemed to be affiliated with any corporation (a) if such business organization controls such corporation either directly by ownership or a majority of its voting stock or, if publicly held, of such minority thereof as to give it substantial control of such corporation, or indirectly by ownership of such majority of voting stock of another business corporation so controlling such corporation, or (b) if such business organization is so controlled by another business organization so controlling such corporation, or (c) if such business organization and such corporation are substantially controlled by the same stockholders or their families.

17.WAIVER OF
   SUBROGATION       Each of Landlord and Tenant hereby releases the other, to
               the extent of its insurance coverage, from any and all liability for any loss or damage caused by fire or any of the extended coverage casualties or any other casualty covered by its insurance, even if such fire or other casualty shall be brought about by the fault or negligence of the other party, or any persons claiming under it, however, this release shall be in force and effect only with respect to loss or damage occurring during such time as the releasor's policies of insurance covering such loss or damage shall contain a clause to the effect that this release shall not affect said policies or the right of the releasor to recover thereunder. Each of Landlord and Tenant agrees that its fire and other casualty insurance policies will include such a clause so long as the same is obtainable and is includible without extra cost, or if extra cost is chargeable, therefore, so long as the other part pays such extra cost. If extra cost is chargeable therefore, each party will advise the other thereof and the amount thereof, and the other party, at its election, may pay the same but shall not be obligated to do so.

18.SUBORDINATION
   TO MORTGAGES    Tenant agrees that upon the request of Landlord, Tenant shall subordinate this Lease and the lien hereof to the lien of any present or future mortgage or mortgages upon the Demised Premises or any property of which the Demised Premises are a part, irrespective of the time of execution or time of recording of any such mortgage or mortgages. Upon the request of Landlord, Tenant shall execute, acknowledge and deliver any and all instruments deemed by Landlord necessary or desirable to give effect to or notice of such subordination and shall agree, in substance, that, if the holder of any such mortgage or any person claiming thereunder, including, without limitation, a purchaser at foreclosure or by deed in lieu of foreclosure, shall succeed to the interest of Landlord in this Lease, Tenant shall recognize, and attorn to, such holder or other person as its Landlord under this Lease, and shall enter into such further agreements with such mortgagee as such mortgagee shall request. Tenant also agrees that if it shall fail at any time to execute, acknowledge or deliver any such instrument requested by Landlord, Landlord may, in addition to any other remedies available to it, execute, acknowledge and deliver such instrument as the attorney-in-fact of Tenant and in Tenant's name; and Tenant hereby makes, constitutes and .irrevocably appoints Landlord as its attorney -in-fact for that purpose. The word "mortgage" as used herein includes mortgages, deeds of trust and other similar instruments and modifications, consolidations, extensions, renewals, replacements and substitutes thereof.

19.ACCESS TO
   PREMISES        Landlord shall have the right to enter upon the Demised
               Premises or any part thereof, without charge, at all reasonable times after notice and in case of emergency, at any time, to inspect the same, to show the Demised Premises to prospective purchasers, mortgagees or tenants, to make or facilitate any repairs, alterations, additions or improvements to the Demised Premises and/or the Building, including, without limitation, to install and maintain in, and remove from, any part of the Demised

               Premises, pipes, wires and other conduits (but nothing in this Article 19 contained shall obligate Landlord to make any repairs, alterations, additions, or improvements); and Tenant shall not be entitled to any abatement or reduction of rent or damages by reason of any of the foregoing. For the period commencing nine
               (9) months prior to the expiration of the term of this Lease, Landlord may maintain "For Lease" signs on the front or any part of the exterior of the Demised Premises.

20.HOLDING OVER    If Tenant or any person claiming under Tenant shall remain in possession of the Demised Premises or any part thereof after the expiration of the term of this Lease without any agreement in writing between Landlord and Tenant with respect thereto, prior to the acceptance of rent by Landlord the person remaining in possession shall be deemed a tenant-at-sufferance, and after acceptance of rent by Landlord, the person remaining in possession shall be deemed a tenant from calendar month to calendar month, subject to the provisions of this Lease insofar as the same way be made applicable to a tenancy from month to month; except that during such tenancy from month to month minimum rent shall be payable at a rate four times the rate in effect immediately prior to the expiration of the term.

21.WAIVERS         Failure of either party to complain of any act or omission on the part of the other party, no matter how long the same may continue, shall not be deemed to be a waiver by either party of any rights hereunder. No waiver by either party at any time, express or implied, of any breach of any provision of this Lease shall be deemed a waiver of a breach of any other provision of this Lease or a consent to any subsequent breach of the same or any other provision. If any action by Tenant shall require Landlord's consent or approval, Landlord's consent to or approval of such action on any one occasion shall not be deemed a consent to or approval of said action on any subsequent occasion or a consent to or approval of any other action on the same or any subsequent occasion. No payment by Tenant or acceptance by Landlord of a lesser amount than shall be due from Tenant to Landlord shall be deemed to be anything but payment on account, and the acceptance by Landlord of a check for a lesser amount with an endorsement or statement thereon or upon a letter accompanying said check that said lesser amount is payment in full shall not be deemed an accord and satisfaction, and Landlord may accept said check without prejudice to recover the balance due or pursue any other remedy. Any and all rights and remedies which Landlord may have under this Lease or by operation of law, either at law or in equity, upon any breach, shall be distinct, separate and cumulative and shall not be deemed inconsistent with each other; and no one of them, whether exercised by Landlord or not, shall be deemed to be in exclusion of any other; any two or more or all of such rights and remedies may be exercised at the same time.

22.RULES AND
   REGULATIONS     Tenant shall observe and comply with, and will cause its
               subtenants, and its and their employees and agents, to observe and comply with reasonable rules and regulations from time to time promulgated by Landlord for the benefit and prosperity of the Industrial Park, if any, in which the Demised Premises are situated, including without limitation, the prohibition or restriction of any activities upon the outdoor areas of the Demised Premises other than parking, loading and unloading. However, neither Tenant nor any person claiming under it shall be bound by any such rules and regulations until such time as Tenant receives a copy thereof.

23.QUIET
   ENJOYMENT       Landlord agrees that upon Tenant's paying the rent and
               performing and observing the agreements, conditions and other provisions on its part to be performed and observed, Tenant shall and may peaceably and quietly have, hold and enjoy the Demised Premises during the term of this Lease without any manner of hindrance or molestation from Landlord or any person claiming under Landlord, subject however, to the terms of this Lease and any instruments having a prior lien.

24.FAILURE OF
   PERFORMANCE     If Tenant shall make any default or defaults under this Lease and shall fail to cure the same within five (5) days after Landlord gives Tenant notice thereof, then, Landlord may, at its election, immediately or at any time thereafter, without waiving any claim for breach of agreement, and without further notice to Tenant, cure such default or defaults for the account of Tenant, except that when reasonably deemed necessary by Landlord to prevent injury to person or property Landlord may cure such default without waiting five (5) days, but after notice to Tenant, and, in either case, the cost to Landlord thereof shall be deemed to be additional rent due upon demand and shall be added to the installment of rent next accruing or to any subsequent installment of rent, at the election of Landlord.

25.MISCELLANEOUS   (A)  The words "Landlord" and "Tenant" and the pronouns
               referring thereto, as used in the Lease, shall mean, where the context requires or admits, the persons named herein as Landlord and as Tenant, respectively, and their respective heirs, legal representatives, successors and assigns, irrespective of whether singular or plural, masculine, feminine or neuter. Except as hereinafter provided otherwise, the agreements and conditions in this Lease contained on the part of Landlord to be performed or observed shall be binding upon Landlord and its heirs, legal representatives, successors and assigns and shall enure to the benefit of

               Tenant and its heirs, legal representatives, successors, and assigns; and the agreements and conditions on the part of Tenant to be performed or observed shall be binding upon Tenant and its heirs, legal representatives, successors and assigns and shall enure to the benefit of Landlord and its heirs, legal representatives, successors and assigns. Two persons shall be deemed affiliated if (i) one controls the other, either directly by ownership of a majority of its voting stock or of such minority thereof as to give it substantial control of the other, or indirectly by ownership of such a majority of the voting stock of a third company so controlling the other or (ii) if one is controlled by a third company (or by individuals) so controlling the other. The word "Landlord", as used herein, means only the owner for the time being of Landlord's interest in this Lease, that is, in the event of any transfer of Landlord's interest in this Lease the transferor shall cease to be liable and shall be released from all liability for the performance or observance of any agreements or conditions on the part of the Landlord to be performed or observed subsequent to the time of said transfer, it being understood and agreed that from and after said transfer the transferee shall be liable for the performance and observance of said agreements and conditions. If Tenant shall consist of more than one person or if there shall be a guarantor of Tenant's obligations, then the liability of all such persons, including the guarantor, if any, shall be joint and several and the word "Tenant", as used in clauses (4), (5), (6), and (7) of section
               (B) of Article 15 of this Lease, shall be deemed to mean any one of such persons. No trustee, shareholder or beneficiary of any trust and no partner, venturer or participant in any joint venture or partnership and no individual, group of individuals, partnership, joint venture, trust, corporation or other entity (and no officer or director thereof) who or which hold Landlord's interest in this Lease shall be personally liable for any of the agreements, express or implied, hereunder, except that such agreement shall, as the case may be, be binding (i) upon the trustees of said trust as trustees, but not individually, and upon the trust estate, or (ii) upon an individual, group of individuals jointly and severally, joint venture, partnership, corporation or other entity only to the extent of his, its or their ownership interest in the Demised Premises, and subject to the prior rights of the holders of any mortgages upon the Demised Premises and/or the Entire Parcel and/or premises of which the Entire Parcel is a part.

                   (B) It is agreed that if any provisions of this Lease shall be determined to be void by any court of competent jurisdiction then such determination shall not affect any other provisions of this Lease, all of which other provisions shall remain in full force and effect; and it is the intention of the parties hereto that if any provision of this Lease is capable of two constructions, one of which would render the provision void and the other of which would render the provision valid, then the provision shall have the meaning which renders it valid.

                   (C) This instrument contains the entire and only agreement between the parties, and no oral statements or representations or prior written matter not contained in this instrument shall have any force or effect. This Lease shall not be modified in any way except by a writing subscribed by both parties.

                   (D) At any time after the commencement of the term of this
               Lease and within five (5) days after receipt by Tenant of a written request from Landlord, Tenant shall acknowledge in writing to Landlord or any mortgagee or prospective mortgagee or other person designated by Landlord that all the construction required of Landlord has been completed, that Tenant has accepted possession of the Demised Premises, that Landlord is not in default under this Lease, if such be the case, or otherwise specifying each such default in detail, that Tenant has no right of set-off against rents for any reason and no defenses against the enforcement of any provision in this Lease contained, that no rentals have been paid in advance except for the then current month and for the security deposit so provided in Article 5, that this Lease is in full force and effect and has not been assigned or amended in any way and any other information reasonably requested.

                   (E) Whenever in this Lease provision is made for the doing of any act by any person it is understood and agreed that said act shall be done by such person at its own cost and expense unless a contrary intent is expressed.

                   (F) This Lease shall not be recorded, but a Notice of Lease describing the Demised Premises, the term hereof and referring hereto may be recorded by either party, and the other party shall execute, acknowledge and deliver such instrument upon request. If the precise calendar date on which the term of this Lease commences shall not be specified therein, then at the request of either party, the other party shall execute, acknowledge and deliver any instrument amending the foregoing instrument of record to give notice of the precise calendar date on which the term of this Lease commenced and shall terminate. All governmental charges attributable to the execution or recording to any of the foregoing shall be paid by the party requesting the same.

                   (G) This instrument shall be construed in accordance with the laws of the Commonwealth of Massachusetts.

26.DELAYS          In any case where either party hereto is required to do any act other than the payment of money, delays caused by or resulting from Act of God, war, civil commotion, fire or other casualty, labor difficulties, shortages of labor, material or equipment, government regulations or other causes beyond such party's reasonable control shall not be counted in determining the time during which such work shall be completed, whether such time be designated by a fixed time or "a reasonable time". In any case where work is to be paid for out of insurance proceeds or condemnation awards, due allowance shall be made, both to the party required to perform such work and to the party required to make such payment, for delays in the collection of such proceeds and awards.

27.NOTICES         All notices and other communications authorized or required hereunder shall be in writing and shall be given by mailing the same by certified or registered mail, return receipt requested, postage prepaid. If given to Tenant, the same shall be mailed to Tenant at Damonmill Square, 9 Pond Lane, Concord, MA 01742 or to such other person or at such other address as Tenant may hereafter designate by notice to Landlord; and if given to Landlord the same be mailed to Landlord at O'Brien & Company 10 Craig Rd., Acton, MA 01720 or to such other person or at such other address as Landlord may hereafter designate by notice to Tenant.

28.CAPTIONS        The captions used as headings for the various Articles of
               this Lease are used only as a matter of convenience for reference, and are not to be considered a part of this Lease or to be used in determining the intent of the parties of this Lease.

29.BROKERS
   COMMISSION      Tenant hereby represents and warrants to Landlord that Tenant has dealt with no brokers in connection with this Lease other than Jim O'Neil ("the Broker"). Tenant shall save Landlord harmless from, and indemnify Landlord against, all loss or damage (including without limitation the cost of defending same) arising from any claim by any other brokers alleging they have dealt with Tenant.

30.31.32.          Intentionally Omitted

33.ADDITIONAL
   WORK TO BE
   DONE            Landlord agrees to:     NONE

     IN WITNESS WHEREOF, the parties hereto have executed and delivered this instrument, under seal, all as of the day and year first above written.


/s/ Thomas B. O'Brien                      /s/ Ed McGrath, Treasurer
- ---------------------                      -------------------------
LANDLORD                                   TENANT


March 13, 1995                             March 13, 1995
- ---------------------                      -------------------------
DATE                                       DATE